UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 17, 2022

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the May 17, 2022, annual meeting of shareholders, shareholders of SilverBow Resources, Inc. (“SilverBow Resources” or the “Company”) approved the Third Amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares of SilverBow Resources’ common stock available by 800,000 shares. A copy of the amendment is filed as Exhibit 10.1 hereto.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on May 17, 2022. At the record date, 16,801,905 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. At the annual meeting, David Geenberg, Marcus C. Rowland and Sean C. Woolverton were elected to serve as Class III directors of SilverBow Resources for three-year terms to expire at the 2025 annual meeting of shareholders. These directors were elected by the following votes:

Nominees for Class III Director	For	Withheld	Broker Non-Vote
David Geenberg	10,115,299	3,113,289	1,262,806
Marcus C. Rowland	9,783,423	3,445,165	1,262,806
Sean C. Woolverton	10,478,959	2,749,629	1,262,806

The following proposals were also approved at the annual meeting:

Proposal	For	Against	Abstain	Broker Non-Vote
The approval of the compensation of the Company’s named executive officers as presented in the proxy statement.	13,060,904	87,162	80,522	1,262,806
The approval of the Third Amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the 2016 Plan.	12,419,874	790,636	18,078	1,262,806
The ratification of the selection of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022.	14,346,104	143,448	1,842	0

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1	Third Amendment to the SilverBow Resources, Inc. 2016 Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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